Exhibit 10.16

5th Floor
9 Bond Court
Leeds
LS1 2JZ

Richard Avison
7 Huyton Avenue
St Helens
Merseyside
WA10 6LU	19th July 2021

LETTER OF VARIATION No. 2

Dear Richard,

Re: SERVICE AGREEMENT DATED 1st November 2017 (“AGREEMENT”)

We are pleased to make the following amendments to the above agreement effective 1st July 2021.

This letter confirms that the following 2 (two) sections of the Agreement are amended in accordance with Section 26 of the Agreement as follows:

Section 4: Duties: is amended

And replaced with

Section 4: Duties

4.1	The Employee shall serve the Company as Vice President (VP) of Finance.

Section 7: Salary: is amended

And replaced with

Section 7: Salary:

7.1	The Employee shall be paid a salary of £134,200 per annum.

registered in England and Wales (registered number 08840579).

5th Floor
9 Bond Court
Leeds
LS1 2JZ

All other sub-sections within Section 7 in the Agreement remain unchanged. All other terms and conditions of the Agreement remain in full force and effect.

For and on behalf of 4D PHARMA PLC

Signed:	Date:

Name:	Title:

For and on behalf of RICHARD AVISON

Signed:	Date:

Name:	Title:

registered in England and Wales (registered number 08840579).